UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☐

Filed by a Party other than the Registrant ☒

Check the appropriate box:

☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material under § 240.14a-12

VAIL RESORTS, INC.

(Name of Registrant as Specified In Its Charter)

OASIS MANAGEMENT COMPANY LTD.

OASIS INVESTMENTS II MASTER FUND LTD.

SETH FISCHER

ROBERT A. CHAPEK

M. ASHTON HUDSON

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required
☐	Fee paid previously with preliminary materials
☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

On November 2, 2026, Oasis Management Company Ltd. (“Oasis”) issued a press release, which contains a letter to shareholders of Vail Resorts, Inc. (the “Company”), a copy of which is attached hereto as Exhibit 1 and incorporated herein by reference.

Also on November 2, 2026, Oasis launched a website, liftingthevail.oasiscm.com, to communicate with the shareholders of the Company, the contents of which are attached hereto as Exhibit 2 and incorporated herein by reference.

In addition, the contents included in Exhibit 3 hereto and incorporated by reference, will, from time to time, appear in digital advertising or across Oasis’ dedicated social media platforms.